Maxim Growth Conference

CEO, NuZee Inc
Masa Higashida

March 28-30, 2022



Cautionary Note

This presentation contains “forward-looking statements” that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, intentions or strategies regarding the future, as well as statements regarding operating results, future earnings, financial position, operational and strategic initiatives, are forward-looking statements. Forward-looking statements represent management’s expectations based on currently available information. Actual results, performance or achievements could differ materially from those expressed in any forward-looking statement.

Forward-looking statements are subject to risks and uncertainties, many of which are beyond our control, including: our plan to obtain funding for its operations; the impact to our business from COVID-19, including supply chain interruptions; general market acceptance of the products we package; our reliance on third-party roasters to roast and blend coffee beans necessary to produce its products and provide its co-packing services; our ability to successfully achieve the anticipated results of strategic transactions; the fact that sales are completed on a purchase order basis without any written agreement between us and our partners; and the factors described under “Forward-looking Statements” and “Risk Factors” in our latest annual and quarterly reports and other filings with the Securities and Exchange Commission.

We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Investors are cautioned not to place undue reliance on our forward-looking statements.



NuZee
COFFEE

Business Highlights

- We believe we are the only commercial scale producer with dual capacity to pack both single serve pour over and tea bag style coffee products in the United States
- Highly scalable and flexible global business model (co-packing / direct)
- Capital investments already made to produce a projected 300 million units per year
- Manufacturing expertise on product specific manufacturing equipment from Japan and Korea

NuZee COFFEE



Business Highlights

- Significant interest indicated from coffee roasters as an additional product line to generate revenues
- One customer's expansion into nationally recognized retailer believed to be indication of increasing market and product acceptance in the United States
- Recent completion of Dripkit acquisition. Potential future M&A opportunities to fuel projected further growth and product portfolio expansion
- Experienced management team and proven product format in international markets



NuZee
COFFEE

About NuZee

Ticker	Nasdaq: NUZE
Market Capitalization	~$41 million
Shares Outstanding	~18 million
ADTV (30-day)	~200,000 shares



NuZee
COFFEE

Market data as of March 2, 2022

- NuZee's predecessor was started after the tsunami that hit Japan in March 2011 to initially provide pure, safe bottled drinking water from New Zealand.
- NuZee has evolved to become a growing specialty coffee company and believes it is a leading U.S. single serve pour over coffee producer and co-packer.
- With three manufacturing facilities in two countries, NuZee has the capacity to produce up to 300 million Pour Over or Tea Bag Style single serve coffees each year.
- Our co-packing customers' products are sold in up to 48 U.S. states, Washington D.C., and South Korea
- The products we co-pack are available at 3,000+ retail locations, chains, distributors, direct to consumer, and via home delivery

NuZee Manufacturing Facilities





Key Milestones

2012
NuZee's predecessor founded in response to devastating Japanese tsunami

2013
Funding and trading on OTC market, creates Japan subsidiary

2014
Commences production of Functional beverages

2015
Introduces drip cup line Under exclusive U.S. license as Coffee Blenders enters in copacking business

2016
Introduces Active Cup®, Nude Cup®, Matcha Tea and launches whole bean coffee line and enters market in Korea

2017
Twin Peaks TM pour over coffee launch

2018
Expands facility in Vista CA 4x, introduces Kona Blend pour over coffee

2019
Opened Texas facility, launched freecoffeebox

2020
Listed on the Nasdaq Capital Market; joint venture with El Marino

2021
Completes hire of new executive team; adds industr veterans to board and sales

NuZee COFFEE

Where We Are Headed and Sustainability Commitments

Where We Are Headed:

To become the premier coffee co-packing company of single serve coffees and become a company with innovative coffee products that would further drive sustainability in this category.

We are committed to sustainability and adhere to the following principles:

- Our format only requires hot water and a mug and there is no other electrical equipment required.
- We use industrially compostable Tea Bag filters along with recyclable boxes.
- We innovate within our production facilities through the use of renewable energy.

Our efforts have been recognized by global organizations:

- OK Kosher
- Fair Trade Certified
- USDA Organic
- Rainforest Alliance
- Safe Quality Foods Institute



Why Single Serve Coffee?

Single serve, pour over coffee, or hand drip coffee, passes hot water over ground coffee contained in a specially-designed perforated pouch. We believe this method has revitalized the global coffee industry in favor of convenience, portability, ease-of-preparation and the growing conscientiousness around sustainability. Brewing one cup at a time ensures fresh, delicious coffee and brewing only what you need.



Single Serve Pour Over

Our Single Serve Pour Over is the no-fuss pour over with no measuring or weighing required for the consumer. All you need is hot water and a mug and everything is pre-measured to deliver a great tasting cup of coffee.



Tea Bag Style Coffee

Tea Bag style coffee is similar in process to making a cup of tea. We carefully prepare the beans to the ideal grind and then place into a single-use Tea Bag filter. Simply add to a cup of hot water and brew to your desired strength. It is not instant coffee, rather fresh ground coffee in the pouch.

NuZee COFFEE

Pour Over is Attractively Positioned Within the Single Serve Market









	Pour Over	K-Cups	Instant	Ground Coffee
Eco-Friendly	◎		●	●
No Hardware	◎		●	
Portable	◎		●	
Freshness	◎	●		

Market Opportunity

Global coffee demand has continued to grow. According to a 2020 study from the National Coffee Association (NCA), 60% of approximately 2,000 surveyed American adults drank coffee the day before being polled, up from 57% in 2016.

Pour over coffee is a commercially proven product in Asia and has significant Asian market acceptance. Based on a market study by FUSO Industries from the late 2010s, the market for single serve pour over coffee products in Japan was projected at approximately 2.5 billion cups per year in that period.

The single serve market for coffee has exploded in recent years (think K-Cups). NCA's 2020 poll of approximately 2,000 Americans shows that 40% of surveyed U.S. households that consume a beverage other than water own a single-cup brewer. The leading manufacturer alone sold approximately 10 billion single serve cups in 2015 (although this figure may have decreased in recent years).

Within the single serve market, pour over market comprises a very small part which presents a large opportunity for a more eco-friendly and better tasting preparation method.

NuZee COFFEE

Percentage of Surveyed U.S. Households that own a Single-Cup Brewing System



45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
1%
2%
3%
7%
10%
12%
15%
27%
29%
33%
41%
42%
40%
2005
2006
2007
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Each annual survey consisted of approximately 1,000 to 2,000 adults in the United States who drank a beverage other than tap water the day before the poll.

NuZee COFFEE

Our Near- and Long-Term Goals

- Continue to expand our product portfolio to raise our visibility, consumer awareness and brand profile
- Continue to educate and advocate for the development of pour over coffee products within the broader single serve category
- Evaluate select acquisition opportunities that complement our existing product portfolio and footprint to gain scale
- Efficiently grow our manufacturing footprint and capacity as demand and our partnerships are anticipated to expand
- Become the "go-to" coffee co-packer and preeminent leader for coffee companies seeking to grow within the single serve pour over category

NuZee COFFEE